Fiscal Year 2014 Q3
Conference Call Supplemental Schedules

Third Quarter and Nine Months Ended October 31, 2013

February 25, 2014

Tech Data
The Difference in Distribution™

Company Speakers

Robert M. Dutkowsky
Chief Executive Officer

Jeffery P. Howells
Executive Vice President
and Chief Financial Officer

Forward-Looking Statements and Non-GAAP Financial Information

Forward-Looking Statements – Certain statements made in this presentation are "Forward-Looking Statements" as described in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation's (the "Company") Quarterly Reports on Form 10-Q filed February 25, 2014 and Annual Report on Form 10-K filed February 5, 2014, copies of which can be obtained from the Company's Investor Relations website at www.techdata.com/investor. A number of important factors, some of which are beyond the Company's control, could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements. Forward-looking statements reflect management's analysis as of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments.

Non-GAAP Financial Information – This presentation includes financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to non-GAAP selling, general and administrative expenses ("SG&A"), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures.

Tech Data
The Difference in Distribution™

Worldwide Sales

$ in Billions

Quarterly Results



$6.1
$6.3
$6.4
37%
41%
40%
63%
59%
60%

	Q1FY14	Q2FY14	Q3FY14
Americas	$2.3	$2.6	$2.6
Europe	$3.8	$3.7	$3.8
Reported Y/Y Growth	4%	6%	6%
FX - Adjusted Y/Y Growth	5%	3%	3%

Nine Month Results



As
Restated(1)
$17.9
$18.8
40%
40%
60%
60%

	Q3 YTD FY13	Q3 YTD FY14
Americas	$7.2	$7.5
Europe	$10.7	$11.3
Reported Y/Y Growth	-5%	5%
FX - Adjusted Y/Y Growth	1%	3%

(1)See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the restatement of the Company's Consolidated Financial Statements.

Tech Data
The Difference in Distribution™

The Americas Sales

$ in Billions



Quarterly Results
$2.3
$2.6
$2.6
Q1FY14
Q2FY14
Q3FY14



Nine Month Results
As Restated(1)
$7.2
$7.5
Q3 YTD FY13
Q3 YTD FY14

	Q1FY14	Q2FY14	Q3FY14
Reported Y/Y Growth	-7%	9%	9%

	Q3 YTD FY13	Q3 YTD FY14
Reported Y/Y Growth	-7%	4%

(1)See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the restatement of the Company's Consolidated Financial Statements.

Tech Data
The Difference in Distribution

Europe Sales (in USD)

$ in Billions

Quarterly Results


$3.8
$3.7
$3.8
Q1FY14
Q2FY14
Q3FY14

	Q1FY14	Q2FY14	Q3FY14
Reported Y/Y Growth	12%	4%	4%

Nine Month Results


As Restated[1]
$10.7
$11.3
Q3 YTD FY13
Q3 YTD FY14

	Q3 YTD FY13	Q3 YTD FY14
Reported Y/Y Growth	-3%	6%

[1] See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the restatement of the Company's Consolidated Financial Statements.

Europe Sales (in euros)

€ in Billions

Quarterly Results


€ 2.9
€ 2.8
€ 2.8
Q1FY14
Q2FY14
Q3FY14

	Q1FY14	Q2FY14	Q3FY14
Reported Y/Y Growth	13%	-0.4%	-2%

Nine Month Results


As Restated(1)
€ 8.3
€ 8.6
Q3 YTD FY13
Q3 YTD FY14

	Q3 YTD FY13	Q3 YTD FY14
Reported Y/Y Growth	7%	3%

[1]See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the restatement of the Company's Consolidated Financial Statements.

Tech Data
The Difference in Distribution™

Gross Profit and Margin

$ in Millions

Quarterly Results


5.24%
4.99%
5.12%

	Q1FY14	Q2FY14	Q3FY14
Gross Profit	$322.4	$315.8	$326.1
Gross Margin	5.24%	4.99%	5.12%

Nine Month Results

As Restated[1]


5.20%
5.12%

	Q3 YTD FY13	Q3 YTD FY14
Gross Profit	$932.1	$964.3
Gross Margin	5.20%	5.12%

[1]See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the restatement of the Company's Consolidated Financial Statements.

Tech Data
The Difference in Distribution™

SG&A Expenses (non-GAAP)

$ in Millions

Quarterly Results[1]



4.49%
4.23%
4.12%

	Q1FY14	Q2FY14	Q3FY14
Non-GAAP SG&A exp	$276.1	$267.8	$262.7
Non-GAAP SG&A %	4.49%	4.23%	4.12%
GAAP SG&A exp	$283.4	$275.0	$270.1
GAAP SG&A %	4.61%	4.35%	4.24%

Nine Month Results[1]



As Restated[2]
4.00%
4.28%

	Q3 YTD FY13	Q3 YTD FY14
Non-GAAP SG&A exp	$716.0	$806.7
Non-GAAP SG&A %	4.00%	4.28%
GAAP SG&A exp	$725.7	$828.5
GAAP SG&A %	4.05%	4.40%

[1] Non-GAAP SG&A excludes acquisition-related amortization of intangibles. Please see GAAP to Non-GAAP reconciliation in the appendix.
[2] See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the restatement of the Company's Consolidated Financial Statements.

Tech Data
The Difference in Distribution

Worldwide Operating Income (non-GAAP)

$ in Millions



Quarterly Results(1)
0.75%
0.76%
0.99%

	Q1FY14	Q2FY14	Q3FY14
Non-GAAP Operating Income	$46.3	$48.0	$63.4
Non-GAAP Operating Margin	0.75%	0.76%	0.99%
GAAP Operating Income	$36.0	$29.9	$63.9
GAAP Operating Margin	0.59%	0.47%	1.00%



Nine Month Results(1)
As Restated(2)
1.21%
0.84%

	Q3 YTD FY13	Q3 YTD FY14
Non-GAAP Operating Income	$216.1	$157.7
Non-GAAP Operating Margin	1.21%	0.84%
GAAP Operating Income	$206.4	$129.8
GAAP Operating Margin	1.15%	0.69%

(1) See the GAAP to Non-GAAP reconciliation in the appendix.
(2) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the restatement of the Company's Consolidated Financial Statements.

Tech Data
The Difference in Distribution

The Americas Operating Income (non-GAAP)

$ in Millions

Quarterly Results(1)(2)


1.26%
1.33%
1.31%
Q1FY14
Q2FY14
Q3FY14

	Q1FY14	Q2FY14	Q3FY14
Non-GAAP Operating Income(2)	$29.0	$35.0	$33.7
Non-GAAP Operating Margin(2)	1.26%	1.33%	1.31%
GAAP Operating Income(1)	$27.2	$32.0	$53.3
GAAP Operating Margin(1)	1.19%	1.22%	2.07%

Nine Month Results(1)(2)


As Restated(3)
1.55%
1.30%
Q3 YTD FY13
Q3 YTD FY14

	Q3 YTD FY13	Q3 YTD FY14
Non-GAAP Operating Income(2)	$112.3	$97.7
Non-GAAP Operating Margin(2)	1.55%	1.30%
GAAP Operating Income(1)	$112.3	$112.5
GAAP Operating Margin(1)	1.55%	1.50%

(1) Before stock compensation expense.
(2) See the GAAP to non-GAAP reconciliation in the appendix.
(3) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the restatement of the Company's Consolidated Financial Statements.

Tech Data
The Difference in Distribution™

Europe Operating Income (non-GAAP)

$ in Millions

Quarterly Results(1)(2)



0.53%
0.41%
0.82%
Q1FY14
Q2FY14
Q3FY14

	Q1FY14	Q2FY14	Q3FY14
Non-GAAP Operating Income(2)	$20.4	$15.3	$31.3
Non-GAAP Operating Margin(2)	0.53%	0.41%	0.82%
GAAP Operating Income(1)	$11.9	$0.1	$12.2
GAAP Operating Margin(1)	0.31%	0.00%	0.32%

Nine Month Results(1)(2)



As Restated(3)
1.07%
0.59%
Q3 YTD FY13
Q3 YTD FY14

	Q3 YTD FY13	Q3 YTD FY14
Non-GAAP Operating Income(2)	$114.0	$66.9
Non-GAAP Operating Margin(2)	1.07%	0.59%
GAAP Operating Income(1)	$104.2	$24.2
GAAP Operating Margin(1)	0.98%	0.21%

(1) Before stock compensation expense.
(2) See the GAAP to non-GAAP reconciliation in the appendix.
(3) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the restatement of the Company's Consolidated Financial Statements.

Tech Data — The Difference in Distribution™

Net Income and EPS (non-GAAP)

in Millions
except EPS

Quarterly Results[1]



$0.66
$0.73
$1.04

	Q1FY14	Q2FY14	Q3FY14
Non-GAAP Net Income	$25.1	$27.9	$39.6
Non-GAAP EPS - diluted	$0.66	$0.73	$1.04
GAAP Net Income	$17.8	$14.7	$37.7
GAAP EPS - diluted	$0.47	$0.38	$0.99
Weighted Average Shares Outstanding	38,171	38,180	38,228

Nine Month Results[1]



As Restated[2]
$3.51
$2.42

	Q3 YTD FY13	Q3 YTD FY14
Non-GAAP Net Income	$139.0	$92.6
Non-GAAP EPS - diluted	$3.51	$2.42
GAAP Net Income	$131.8	$70.2
GAAP EPS - diluted	$3.33	$1.84
Weighted Average Shares Outstanding	39,546	38,206

[1]See the GAAP to non-GAAP reconciliation in the appendix.
[2]See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the Company's restatement of the Consolidated Financial Statements.

Tech Data The Difference in Distribution™

Cash Conversion Cycle


41
40
44
34
31
34
25
21
24
(50)
(50)
(54)
Q1FY14
Q2FY14
Q3FY14
Days Sales Outstanding
Days of Supply
Cash Conversion Cycle
Days Payables Outstanding

Tech Data
The Difference in Distribution™

Cash Flow and Balance Sheet Highlights

$ in Millions

Cash Flow from Operations


$134.2
$258.0
-$126.3
Q1FY14
Q2FY14
Q3FY14

Debt to Total Capital


17%
17%
17%

	Q1FY14	Q2FY14	Q3FY14
Debt	$389	$395	$400
Equity	$1,888	$1,903	$1,993
Debt to Total Capital ratio	17%	17%	17%

Tech Data
The Difference in Distribution™

Return On Invested Capital[(1)]


Weighted Average Cost of Capital ~10%
10.1%
9.5%
8.8%
Q1FY14
Q2FY14
Q3FY14

[(1)] See reconciliation of GAAP to non-GAAP financial measures and ROIC calculation in appendix.

Tech Data
The Difference in Distribution™

Customer and Product Mix

Customers[1]

% of total sales



Retail/Direct Marketers 27%
VARs 52%
Corporate Resellers 21%

Products[1]

% of total sales



Software 18%
Mobility 8%
Broadline 46%
Data Center 23%
Consumer Electronics 5%

[1]Company estimates for the 12-months ended October 31, 2013.

Tech Data
The Difference in Distribution™

APPENDIX

GAAP to Non-GAAP Reconciliation
SG&A

Selling, general and administrative ("SG&A")	Three months ended		
	April 30, 2013	July 31, 2013	October 31, 2013
GAAP SG&A expenses	**$ 283,360**	**$ 275,018**	**$ 270,131**
Acquisition-related amortization of intangibles	(7,219)	(7,205)	(7,407)
Non-GAAP SG&A expenses	**$ 276,141**	**$ 267,813**	**$ 262,724**
GAAP SG&A percentage of net sales	**4.61%**	**4.35%**	**4.24%**
Non- GAAP SG&A percentage of net sales	**4.49%**	**4.23%**	**4.12%**

Selling, general and administrative ("SG&A")	Nine months ended	
	October 31, 2013	October 31, 2012 (As restated)[1]
GAAP SG&A expenses	**$ 828,509**	**$ 725,716**
Acquisition-related amortization of intangibles	(21,831)	(9,709)
Non-GAAP SG&A expenses	**$ 806,678**	**$ 716,007**
GAAP SG&A percentage of net sales	**4.40%**	**4.05%**
Non- GAAP SG&A percentage of net sales	**4.28%**	**4.00%**

[1] See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the Company's restatement of the Consolidated Financial Statements.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income - Q1 FY14

(In thousands)	Q1 FY14 - Three months ended April 30, 2013			
	Americas[(1)]	Europe[(1)]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,292,782**	**$ 3,854,975**		**$ 6,147,757**
GAAP operating income[(1)]	$ 27,231	$ 11,891	$ (3,091)	$ 36,031
Restatement expenses	1,760	1,263		3,023
Acquisition-related amortization of intangibles	-	7,219		7,219
Total non-GAAP operating income adjustments	1,760	8,482		10,242
Non-GAAP operating income	**$ 28,991**	**$ 20,373**	**$ (3,091)**	**$ 46,273**
GAAP operating margin	**1.19%**	**0.31%**		**0.59%**
Non-GAAP operating margin	**1.26%**	**0.53%**		**0.75%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation Operating Income – Q2 FY14

(In thousands)	Q2 FY14 - Three months ended July 31, 2013			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,624,546**	**$ 3,702,930**		**$ 6,327,476**
GAAP operating income[1]	$ 31,988	$ 98	$ (2,227)	$ 29,859
Restatement expenses	3,006	7,957		10,963
Acquisition-related amortization of intangibles	-	7,205		7,205
Total non-GAAP operating income adjustments	3,006	15,162		18,168
Non-GAAP operating income	**$ 34,994**	**$ 15,260**	**$ (2,227)**	**$ 48,027**
GAAP operating margin	**1.22%**	**0.00%**		**0.47%**
Non-GAAP operating margin	**1.33%**	**0.41%**		**0.76%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q3 FY14

(In thousands)	Q3 FY14 - Three months ended October 31, 2013			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,571,750**	**$ 3,801,814**		**$ 6,373,564**
GAAP operating income[1]	$ 53,297	$ 12,214	$ (1,631)	$ 63,880
Restatement expenses	3,331	11,648		14,979
Acquisition-related amortization of intangibles	-	7,407		7,407
LCD settlement	(22,914)	-		(22,914)
Total non-GAAP operating income adjustments	(19,583)	19,055		(528)
Non-GAAP operating income	**$ 33,714**	**$ 31,269**	**$ (1,631)**	**$ 63,352**
GAAP operating margin	**2.07%**	**0.32%**		**1.00%**
Non-GAAP operating margin	**1.31%**	**0.82%**		**0.99%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q3 YTD FY14

(In thousands)	Q3 YTD FY14 - Nine months ended October 31, 2013			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 7,489,078**	**$ 11,359,719**		**$ 18,848,797**
GAAP operating income[1]	$ 112,516	$ 24,203	$ (6,949)	$ 129,770
Restatement expenses	8,097	20,868		28,965
Acquisition-related amortization of intangibles	-	21,831		21,831
LCD settlement	(22,914)	-		(22,914)
Total non-GAAP operating income adjustments	(14,817)	42,699		27,882
Non-GAAP operating income	**$ 97,699**	**$ 66,902**	**$ (6,949)**	**$ 157,652**
GAAP operating margin	**1.50%**	**0.21%**		**0.69%**
Non-GAAP operating margin	**1.30%**	**0.59%**		**0.84%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation Operating Income – Q3 YTD FY13

As restated[2] (In thousands)	Q3 YTD FY13 - Nine months ended October 31, 2012			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 7,232,899**	**$ 10,683,058**		**$ 17,915,957**
GAAP operating income[1]	$ 112,270	$ 104,246	$ (10,152)	$ 206,364
Acquisition-related amortization of intangibles	-	9,709		9,709
Non-GAAP operating income	**$ 112,270**	**$ 113,955**	**$ (10,152)**	**$ 216,073**
GAAP operating margin	**1.55%**	**0.98%**		**1.15%**
Non-GAAP operating margin	**1.55%**	**1.07%**		**1.21%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

(2) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the Company's restatement of the Consolidated Financial Statements.

Tech Data The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q1 FY13

As restated[(2)] (In thousands)	Q1 FY13 - Three months ended April 30, 2012			
	Americas[(1)]	Europe[(1)]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,457,488**	**$ 3,452,575**		**$ 5,910,063**
GAAP operating income[(1)]	$ 49,778	$ 35,621	$ (2,941)	$ 82,458
Acquisition-related amortization of intangibles		3,345		3,345
Non-GAAP operating income	**$ 49,778**	**$ 38,966**	**$ (2,941)**	**$ 85,803**
GAAP operating margin	**2.03%**	**1.03%**		**1.40%**
Non-GAAP operating margin	**2.03%**	**1.13%**		**1.45%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

(2) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the Company's restatement of the Consolidated Financial Statements.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q2 FY13

As restated[2] (In thousands)	Q2 FY13 - Three months ended July 31, 2012			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,407,168**	**$ 3,561,251**		**$ 5,968,419**
GAAP operating income[1]	$ 29,868	$ 34,109	$ (3,666)	$ 60,311
Acquisition-related amortization of intangibles		3,183		3,183
Non-GAAP operating income	**$ 29,868**	**$ 37,292**	**$ (3,666)**	**$ 63,494**
GAAP operating margin	**1.24%**	**0.96%**		**1.01%**
Non-GAAP operating margin	**1.24%**	**1.05%**		**1.06%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

(2) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the Company's Consolidated Financial Statements.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Operating Income – Q3 FY13

As restated[2] (In thousands)	Q3 FY13 - Three months ended October 31, 2012			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,368,243**	**$ 3,669,232**		**$ 6,037,475**
GAAP operating income[1]	$ 32,624	$ 34,516	$ (3,545)	$ 63,595
Acquisition-related amortization of intangibles		3,181		3,181
Non-GAAP operating income	**$ 32,624**	**$ 37,697**	**$ (3,545)**	**$ 66,776**
GAAP operating margin	**1.38%**	**0.94%**		**1.05%**
Non-GAAP operating margin	**1.38%**	**1.03%**		**1.11%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

(2) See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the Company's restatement of the Consolidated Financial Statements.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Net Income & EPS

	Three months ended								
	April 30, 2013			July 31, 2013			October 31, 2013		
(In thousands, except per share data)	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$ 36,031	$ 17,760	$ 0.47	$ 29,859	$ 14,695	$ 0.38	$ 63,880	$ 37,716	$ 0.99
LCD settlement							(22,914)	(14,207)	(0.37)
Acquisition-related amortization of intangibles	7,219	5,280	0.14	7,205	5,270	0.14	7,407	5,418	0.14
Restatement expenses	3,023	2,061	0.05	10,963	7,886	0.21	14,979	10,710	0.28
Total non-GAAP adjustments	10,242	7,341	0.19	18,168	13,156	0.35	(528)	1,921	0.05
Non-GAAP results	**$ 46,273**	**$ 25,101**	**$ 0.66**	**$ 48,027**	**$ 27,851**	**$ 0.73**	**$ 63,352**	**$ 39,637**	**$ 1.04**

As restated[1]	Three months ended								
	April 30, 2012			July 31, 2012			October 31, 2012		
(In thousands, except per share data)	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$ 82,458	$ 54,178	$ 1.30	$ 60,311	$ 34,699	$ 0.89	$ 63,595	$ 42,937	$ 1.13
Acquisition-related amortization of intangibles	3,345	2,476	0.06	3,183	2,357	0.06	3,181	2,349	0.06
Total non-GAAP adjustments	3,345	2,476	0.06	3,183	2,357	0.06	3,181	2,349	0.06
Non-GAAP results	**$ 85,803**	**$ 56,654**	**$ 1.36**	**$ 63,494**	**$ 37,056**	**$ 0.95**	**$ 66,776**	**$ 45,286**	**$ 1.19**

[1] See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the Company's restatement of the Consolidated Financial Statements.

Tech Data
The Difference in Distribution™

GAAP to Non-GAAP Reconciliation
Net Income & EPS

	Nine months ended October 31,					
	2013			2012 (As restated)[1]		
(In thousands, except per share data)	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$ 129,770	$ 70,171	$ 1.84	$ 206,364	$ 131,814	$ 3.33
LCD settlement	(22,914)	(14,207)	(0.37)	-	-	-
Acquisition-related amortization of intangibles	21,831	15,968	0.41	9,709	7,182	0.18
Restatement expenses	28,965	20,657	0.54	-	-	-
Total non-GAAP adjustments	27,882	22,418	0.58	9,709	7,182	0.18
Non-GAAP results	**$ 157,652**	**$ 92,589**	**$ 2.42**	**$ 216,073**	**$ 138,996**	**$ 3.51**

[1] See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the Company's restatement of the Consolidated Financial Statements.

Tech Data
The Difference in Distribution™

Return on Invested Capital

(In thousands)

TECD ROIC Formula:

$$\frac{\text{TTM Net Operating Profit After Tax}}{\text{Average Invested Capital – Average Cash}}$$

	Twelve months ended April 30, 2013	Twelve months ended April 30, 2012 (As Restated)[1]
Non-GAAP Net Operating Profit After Tax (NOPAT):		
Non-GAAP Operating Income	$ 270,729	$ 351,236
Non-GAAP Tax Provision	82,655	95,843
Equity in Earnings of unconsolidated JV, net (4-qtr average)	1,119	357
Non-GAAP NOPAT + Equity in earnings of unconsolidated JV	$ 186,955	$ 255,036
Average Invested Capital:		
Short-term debt (5-qtr average)	$ 67,365	$ 266,819
Long-term debt (5-qtr average)	234,882	60,798
Non-GAAP Shareholders' Equity (5-qtr average)	1,897,196	2,104,858
Total average capital	2,199,443	2,432,475
Less: Cash (5-qtr average)	(357,082)	(627,312)
Average invested capital less average cash	$ 1,842,361	$ 1,805,163
ROIC	**10.1%**	**14.1%**

** Trailing Twelve Months is abbreviated as TTM.*

[1]See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the Company's restatement of the Consolidated Financial Statements.

Tech Data
The Difference in Distribution™

Return on Invested Capital

(In thousands)

TECD ROIC Formula: $\frac{\text{TTM Net Operating Profit After Tax}}{\text{Average Invested Capital – Average Cash}}$

	Twelve months ended			
	July 31, 2013		July 31, 2012 (As Restated)[1]	
Non-GAAP Net Operating Profit After Tax (NOPAT):				
Non-GAAP Operating Income	$	255,261	$	338,254
Non-GAAP Tax Provision		79,202		94,276
Equity in Earnings of unconsolidated JV, net (4-qtr average)		1,128		645
Non-GAAP NOPAT + Equity in earnings of unconsolidated JV	$	174,931	$	243,333
Average Invested Capital:				
Short-term debt (5-qtr average)	$	69,426	$	190,713
Long-term debt (5-qtr average)		294,156		58,552
Non-GAAP Shareholders' Equity (5-qtr average)		1,877,431		2,007,443
Total average capital		2,241,013		2,256,708
Less: Cash (5-qtr average)		(392,544)		(543,929)
Average invested capital less average cash	$	1,848,469	$	1,712,779
ROIC		**9.5%**		**14.2%**

** Trailing Twelve Months is abbreviated as TTM.*

[1]See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the Company's restatement of the Consolidated Financial Statements.

Tech Data
The Difference in Distribution™

Return on Invested Capital

(In thousands)

TECD ROIC Formula: $\dfrac{\textit{TTM Net Operating Profit After Tax}}{\textit{Average Invested Capital – Average Cash}}$

	Twelve months ended October 31, 2013	Twelve months ended October 31, 2012 (As Restated)[1]
Non-GAAP Net Operating Profit After Tax (NOPAT):		
Non-GAAP Operating Income	$ 251,836	$ 318,432
Non-GAAP Tax Provision	82,869	87,399
Equity in Earnings of unconsolidated JV, net (4-qtr average)	975	712
Non-GAAP NOPAT + Equity in earnings of unconsolidated JV	$ 167,992	$ 230,321
Average Invested Capital:		
Short-term debt (5-qtr average)	$ 71,074	$ 119,018
Long-term debt (5-qtr average)	354,271	116,843
Non-GAAP Shareholders' Equity (5-qtr average)	1,919,025	1,940,747
Total average capital	2,344,370	2,176,608
Less: Cash (5-qtr average)	(439,668)	(480,295)
Average invested capital less average cash	$ 1,904,702	$ 1,696,313
ROIC	**8.8%**	**13.6%**

** Trailing Twelve Months is abbreviated as TTM.*

[1]See Note 2 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended January 31, 2013 for discussion of the Company's restatement of the Consolidated Financial Statements.

Tech Data

The Difference in Distribution™